UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

GLOBAL BLOCKCHAIN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41381	87-2045077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6555 Sanger Road, Suite 200

Orlando, Florida 32827

(Address of principal executive offices and zip code)

(407) 720-9250

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GBBK	The NASDAQ Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	GBBKW	The NASDAQ Stock Market LLC
Rights, each entitling the holder to receive one-tenth of one share of common stock	GBBKR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, on April 9, 2025, Global Blockchain Acquisition Corp. (the “Company”) announced that its Board of Directors has, pursuant to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), elected not to extend the business combination period of the Company beyond April 12, 2025. Therefore, in accordance with its Charter, the Company will cease its operations as of April 14, 2025 (the first business day following the end of the business combination period, the “Record Date”), and as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, will redeem all of our outstanding shares of common stock that were included in the units issued in its initial public offering (the “public shares”), as of the close of business on the Record Date, as the Company will not consummate an initial business combination on or prior to the end of its business combination period on April 12, 2025. The holders of public shares as of the Record Date will receive a pro rata shares of the funds held in the Company’s Trust Account as of the Record Date.

The public shares will cease trading on April 14, 2025. The per-share redemption price for the public shares is expected to be approximately $11.49, plus any amount receivable in connection with a tax refund for Delaware franchise tax payments, which is expected to be up to approximately $79,000 in aggregate.

Forward-Looking Statements

Certain information contained in this press release may be deemed to constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the redemption of the Company’s public shares and the Company’s subsequent dissolution and liquidation and its delisting from the Nasdaq Stock Exchange and its termination of registration with the Commission. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. Such statements are subject to certain risks and uncertainties that could cause our actual results in the future to differ materially from the Company’s historical results and those presently anticipated or projected. The Company wishes to caution investors not to place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date. The Company assumes no obligation to update forward-looking statements except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BLOCKCHAIN ACQUISITION CORP.

Date: April 14, 2025	By:	/s/ Max Hooper
	Name:	Max Hooper
	Title:	Chief Executive Officer

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